UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2009

Walter Industries, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation	Commission File No.	(I.R.S. Employer Identification No.)
or organization)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

Walter Industries, Inc. (“Walter”), a Delaware corporation, and its direct wholly-owned subsidiaries, JWH Holding Company, LLC (“ JWHHC ”), a Delaware limited liability company, and Walter Investment Management LLC (“Spinco”), a Delaware limited liability company, and Hanover Capital Mortgage Holdings, Inc. (“HCM”), a Maryland corporation, are parties to the Second Amended and Restated Agreement and Plan of Merger, dated February 6, 2009 (the “Restated Merger Agreement”).  The Restated Merger Agreement was entered into in connection with the proposed separation of Walter’s financing business, including certain related insurance businesses, which currently are directly owned by JWHHC, from Walter through a series of transactions culminating in a distribution of the limited liability interests in Spinco to a third party exchange agent on behalf of Walter’s stockholders, and the subsequent merger of Spinco into HCM, with HCM continuing as the surviving corporation.

On February 17, 2009, Walter, JWHHC, Spinco and HCM entered into an Amendment (the “Amendment”) to the Restated Merger Agreement to eliminate Walter’s and Spinco’s right to waive certain conditions to closing the merger contemplated by the Restated Merger Agreement relating to receipt by Walter of rulings from the Internal Revenue Service and an opinion from Walter’s accountants in respect of the tax-free nature of the spin-off of Spinco from Walter and certain other federal income tax consequences of the proposed spin-off and merger.

Item 8.01                                             Other Events

On February 18, 2009, Walter issued a press release announcing that the Registration Statement on Form S-4 of HCM was declared effective by the SEC as of February 18, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 8.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

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The foregoing descriptions of the merger and the Restated Merger Agreement, including the Amendment and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by the terms and conditions of the Restated Merger Agreement and the Amendment which are respectively filed as Exhibit 2.1 and Exhibit 2.2 hereto, and incorporated into this report by reference.

All stockholders of Walter are urged to read the Restated Merger Agreement and the Amendment carefully and in their entirety. The Restated Merger Agreement and the Amendment have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about Walter, JWHHC, Spinco or HCM. Such information can be found elsewhere in the public filings that each of Walter and HCM makes with the Securities and Exchange Commission (“SEC”), which are available without charge at www.sec.gov.  In addition, documents filed by Walter with the SEC may be obtained free of charge by requesting them in writing from Walter Industries, Inc. 4211 W. Boy Scout Boulevard, Tampa, FL 33607.

Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the proposed merger and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all.  Investors and security holders may obtain free copies of documents filed by HCM and Walter with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Walter at www.walterind.com and by HCM at www.hanovercapitalholdings.com. Neither Walter nor HCM assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information and Where to Find It. In connection with the proposed merger, HCM has filed relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that contains a prospectus and a proxy statement.  Investors and security holders are urged to read these materials because they contain important information about the merger, including information about the parties. The proxy statement/ prospectus and other relevant materials and any other documents filed by Walter or HCM with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by directing a written request to: Hanover Capital Mortgage Holdings, Inc. 200 Metroplex Drive, Suite 100, Edison, NJ 08817. Investors and security holders are urged to read the proxy statement/ prospectus and the other relevant materials when they become available before making any investment decision with respect to the merger.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01                                             Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description
2.1

Second Amended and Restated Agreement and Plan of Merger dated as of February 6, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC (incorporated by reference to Exhibit 2.1 of Walter Industries, Inc.’s Current Report on Form 8-K, filed on February 10, 2009).

2.2

Amendment to Second Amended and Restated Agreement and Plan of Merger dated as of February 17, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC.

99.1

Press Release dated February 18, 2009, Walter Industries, Inc. and Hanover Capital Mortgage Holdings, Inc. Announce Effectiveness of Registration Statement — Pending Approval of Hanover Shareholders Merger of Hanover and Walter Industries’ Financing Subsidiary Expected in Second Quarter 2009—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

Date: February 19, 2009	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President
Assistant General Counsel and Secretary